LCI Industries Q4 2021 Earnings Conference Call February 10, 2022 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, adjusted EBITDA, and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Fourth Quarter and Full Year 2021 Highlights Record Net Sales ■ Posted a record $4.5 billion full-year net sales, up 60% year-over-year ■ Record $1.2 billion in net sales during the fourth quarter ■ 82% increase in full-year net income ■ 56% increase in full-year Adjusted EBITDA ■ Continued strength in 2022, with January sales up 71% year-over-year Record growth supported by strong execution against unprecedented demand Growth Across All Markets ■ Achieved double-digit growth across all markets ■ Grew content per unit to record levels for both towables and motorhome RVs Strategic Acquisition ■ Completed strategic acquisition of Furrion, a premier innovator and supplier of a broad array of appliances and other highly engineered components for RV OEMs and aftermarket Advancing Sustainability Efforts ■ Issued inaugural Corporate Sustainability Report ■ Team members performed over 100,000 hours of community service throughout 2021 3

RV OEM Growth Drivers & Trends RV OEM Key Drivers • Industry record of ~600,000 wholesale shipments for FY 2021 as new patrons continue to flock towards the outdoor lifestyle • FY 2021 North American RV OEM sales up 72% YoY Organic Growth Expectations • Investing further into adding capacity through automation and lean manufacturing initiatives to increase production • Current 2022 RVIA forecast of 614k units implies 2% increase over 2021 production levels RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q31 8 Q41 8 Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $4,198 for FY 2021 (LTM basis) • Increase of 24% over the comparable prior year period 4

International ■ FY 2021 sales up 58% YoY ■ Demand in European markets remains strong, supported by similar secular trends driving U.S. growth ■ Continued to utilize our international experience to introduce European products to the U.S. Aftermarket ■ FY 2021 sales up 32% YoY ■ Driven by record setting demand and production which continues to propel the number of RVs entering the refurbishment cycle ■ Completing integration of recent Furrion acquisition, further supporting new product innovation ■ Focused on integrating valuable customer input through increasing customer experience engagement initiatives including Lippert Scouts, Campground Project, annual Lippert Getaway EXPANDING MARKETS Segment growth supported by increased demand across multiple markets Adjacent Markets ■ FY 2021 sales up 58% YoY ■ Demand remains strong due to similar drivers propelling RV OEM and aftermarket segments ■ Successful launch of Captains customer experience program, gaining 1,000+ members since Q3 2021 5

INNOVATIVE LEADERSHIP Leveraging our culture of innovation and technology: Our innovative culture brings technologically advanced products to a new generation of campers, enhancing the RV experience and driving the success of our platforms Safety & Security Monitoring & Control Connected & Digital Comfort & Convenience 6

GROWTH STRATEGY Growth progressed by innovation and demand Allocating Capital to Areas with the Highest Growth Return • Investment in the business, with focus on automation projects • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Integrating and Realizing Synergies from Recent Acquisitions • Realizing synergies from recent acquisitions as we continue integration, while preserving cash and paying down debt in near term • Maintaining a robust pipeline of M&A targets across all markets, open to small and strategic tuck-in acquisitions Leveraging Strengths to Win Market Share • Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering innovation • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 7

Operating Margin 8.1% 9.4% Fourth Quarter 2020 Fourth Quarter 2021 (in th ou sa nd s) Consolidated Net Income $48,693 $82,329 Fourth Quarter 2020 Fourth Quarter 2021 (in th ou sa nd s) Adjusted EBITDA* $88,067 $146,284 Fourth Quarter 2020 Fourth Quarter 2021 Q4 2021 FINANCIAL PERFORMANCE * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $783,002 $1,213,410 Fourth Quarter 2020 Fourth Quarter 2021 Consolidated Net Sales by Market +67% RV OEM +52% Adjacent OEM +25% Aftermarket +28% International 8

Operating Margin 8.0% 8.9% 2020 2021 (in th ou sa nd s) Consolidated Net Income $158,440 $287,739 2020 2021 (in th ou sa nd s) Adjusted EBITDA* $328,200 $511,723 2020 2021 FY 2021 FINANCIAL PERFORMANCE * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $2,796,166 $4,472,697 2020 2021 Consolidated Net Sales by Market +73% RV OEM +58% Adjacent OEM +32% Aftermarket +58% International 9

As of and for the twelve months ended December 31 LIQUIDITY AND CASH FLOW 2021 2020 Cash and Cash Equivalents $63M $52M Remaining Availability under Debt Facilities(1) $318M $352M Capital Expenditures $99M $57M Dividends $87M $70M Debt / Net Income (TTM) 4.5x 4.7x Net Debt/EBITDA (TTM) 2.4x(2) 2.1x(3) Cash (used in) from Operating Activities $(112)M $231M (1) Remaining availability under the debt facilities is subject to covenant restrictions and, in the case of $150 million of such availability, the lender's discretion. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,303M, less Cash of $63M, resulted in Net Debt of $1,240M at December 31, 2021, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $288M adding back Interest of $16M, Taxes of $94M, and Depreciation and Amortization of $113M), resulting in $511M EBITDA for the twelve months ended December 31, 2021. The GAAP debt / Net income ratio was $1,303M / $288M or 4.5x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $738M, less Cash of $52M, resulted in Net Debt of $686M at December 31, 2020, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $159M, adding back Interest of $13M, Taxes of $51M, and Depreciation and Amortization of $98M), resulting in $321M EBITDA for the twelve months ended December 31, 2020. The GAAP debt / Net income ratio was $738M / $159M or 4.7x. 10

Adjusted EBITDA Reconciliation of Non-GAAP Measures APPENDIX Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisitions of Schaudt during the three months ended December 31, 2021, Ranch Hand and Schaudt during the year ended December 31, 2021, and CURT during the year ended December 31, 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended December 31, Twelve months ended December 31, ($ in thousands) 2021 2020 2021 2020 Net Income $ 82,329 $ 48,693 $ 287,739 $ 158,440 Interest Expense, Net 5,522 2,610 16,366 13,453 Provision for Income Taxes 26,122 12,150 94,305 51,041 Depreciation and Amortization 32,108 24,614 112,320 97,980 EBITDA 146,081 88,067 510,730 320,914 Non-cash Charge for Inventory Fair Value Step-up 203 — 993 7,286 Adjusted EBITDA $ 146,284 $ 88,067 $ 511,723 $ 328,200 11

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